Pursuant to Rule 497(e)
Securities Act File No. 333-59185

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ®
Supplement dated November 16, 2010
to the Prospectus dated May 1, 2010

The entire section entitled “INVESTMENT GOALS AND STRATEGIES -- SEC Application for “Manager of Managers” Structure” on page 5 of the prospectus is hereby deleted and replaced with the following:

“Manager of Managers” Structure

The Fund's investment advisor, American Fidelity Assurance Company (“AFA” or “the Advisor”), allocates portions of the Fund’s assets to different sub-advisors that have distinct investment styles.  The Fund and the Advisor have obtained approval of the Fund’s shareholders and an exemptive order from the SEC allowing the Fund and Advisor to operate under a “manager of managers” structure.  The “manager of managers” structure allows the Advisor, with the approval of the Fund’s Board of Directors but without shareholder approval, to (1) terminate the Fund’s sub-advisors, (2) hire new, unaffiliated sub-advisors, and (3) materially amend the terms of the Fund’s sub-advisory agreements.  This “manager of managers” structure has been employed by the Fund because it gives the Fund’s Board increased flexibility and eliminates the expense associated with soliciting proxies and holding shareholders’ meetings to get shareholder approval of new, unaffiliated sub-advisors. The Advisor has ultimate responsibility (subject to oversight by the Fund’s Board) to oversee the sub-advisors and recommend their hiring, termination and replacement.

The last sentence of the first paragraph of the section entitled “FUND OPERATIONS -- Pricing Shares” on page 10 of the prospectus is hereby deleted and replaced with the following:

The days on which American Fidelity Assurance Company is closed in 2010 when the New York Stock Exchange is or may be open are (1) the Friday after Thanksgiving, (2) New Year’s Eve, and (3) days on which an emergency exists, as determined by the SEC, that disables American Fidelity’s operations.